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As filed with the Securities and Exchange Commission on October 24, 2003

Registration No. 333-109217

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
Under
The Securities Act of 1933

KINETIC CONCEPTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation or Organization)	2590 (Primary Standard Industrial Classification Code Number)	74-1891727 (I.R.S. Employer Identification Number)
8023 Vantage Drive San Antonio, Texas 78230 (210) 524-9000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Dennis E. Noll
Senior Vice President, General Counsel & Secretary
8023 Vantage Drive
San Antonio, Texas 78230
(210) 524-9000
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
Thomas J. Ivey Kenton J. King Skadden, Arps, Slate, Meagher & Flom LLP 525 University Avenue Palo Alto, California 94301 (650) 470-4500	William J. McDonough Cox & Smith Incorporated 112 East Pecan Street San Antonio, Texas 78205 (210) 554-5268

SEE TABLE OF ADDITIONAL REGISTRANTS

        Approximate date of commencement of proposed exchange of the securities: As soon as practicable after this registration statement becomes effective.

        If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrant*	State of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
KCI Holding Company, Inc.	Delaware	2590	74-2804102
KCI Real Holdings, L.L.C.	Delaware	2590	N/A
KCI International, Inc.	Delaware	2590	51-0307888
KCI Licensing, Inc.	Delaware	2590	74-2928553
KCI Properties Limited	Texas	2590	74-2621178
KCI Real Property Limited	Texas	2590	74-2644430
KCI USA, Inc.	Delaware	2590	74-2152396
KCI USA Real Holdings, L.L.C.	Delaware	2590	N/A
Medclaim, Inc.	North Carolina	2590	56-2200462

*
The address and telephone number of the principal executive offices of each of the registrants listed below are the same as those of Kinetic Concepts, Inc.

        Kinetic Concepts, Inc. hereby amends Item 21 of Part II of the registration statement solely to add Exhibits No. 3.8, 3.9, 5.3, 10.9, 10.25, 10.28 and 10.30 to the registration statement.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

(a)   Exhibits

Exhibit No.	Exhibit
*3.1	Restated Articles of Incorporation (with Amendments) of KCI.
*3.2	Articles of Amendment to the Amended and Restated Articles of Incorporation of KCI.
*3.3	Second Amended and Restated By-Laws of KCI.
3.4	Certificate of Incorporation of KCI Holding Company, Inc. (filed as Exhibit 3.7 on Form S-4, filed on December 19, 1997).
3.5	By-laws of KCI Holding Company, Inc. (filed as Exhibit 3.8 on Form S-4, filed on December 19, 1997).
*3.6	Certificate of Formation of KCI Real Holdings, L.L.C.
*3.7	Limited Liability Company Agreement of KCI Real Holdings, L.L.C.
3.8	Certificate of Incorporation of KCI International, Inc.
3.9	By-Laws of KCI International, Inc.
*3.10	Certificate of Incorporation of KCI Licensing, Inc.
*3.11	By-Laws of KCI Licensing, Inc.
*3.12	Certificate of Limited Partnership of KCI Properties Limited.
*3.13	Limited Partnership Agreement of KCI Properties Limited.
*3.14	Certificate of Limited Partnership of KCI Real Property Limited.
*3.15	Limited Partnership Agreement of KCI Real Property Limited.
3.16	Certificate of Incorporation of KCI USA, Inc., as successor to KCI Therapeutic Services, Inc. (filed as Exhibit 3.19 on Form S-4, filed on December 19, 1997).
3.17	By-Laws of KCI USA, Inc. as successor to KCI Therapeutic Services, Inc. (filed as Exhibit 3.20 on Form S-4, filed on December 19, 1997).
*3.18	Certificate of Formation of KCI USA Real Holdings, L.L.C.
*3.19	Limited Liability Company Agreement of KCI USA Real Holdings, L.L.C.
*3.20	Articles of Incorporation of Medclaim, Inc.
*3.21	By-Laws of Medclaim, Inc.
*4.1	Indenture, dated as of August 11, 2003, among KCI, as Issuer, the Guarantors, and U.S. Bank National Association, as Trustee.
*4.2	Form of Series B 7 3/8% Senior Subordinated Notes due 2013 (included in Exhibit 4.1).
*5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*5.2	Opinion of Cox & Smith Incorporated with respect to the new notes.
5.3	Opinion of James, McElroy & Diehl, P.A.
*10.1	Registration Rights Agreement, dated as of August 11, 2003, among KCI, as Issuer, the Guarantors, and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Scotia Capital (USA) Inc., and Wells Fargo Securities, LLC, as Placement Agents.
*10.2	Credit Agreement, dated as of August 11, 2003.
*10.3	Guarantee and Collateral Agreement, dated as of August 11, 2003.
*10.4	Security and Control Agreement, dated as of August 11, 2003, among KCI, U.S. Bank National Association, as Trustee, and U.S. Bank National Association, as Securities Intermediary.

*10.5	Series A Preferred Stock Purchase Agreement, dated as of August 11, 2003, among KCI, the Non-Sponsor Investors, the Sponsor Investors and the Director Investors.
*10.6	Investors' Rights Agreement, dated as of August 11, 2003, among KCI, the Non-Sponsor Investors, the Sponsor Investors and the Director Investors.
*10.7	Statement of Designations, Preferences and Rights of the Series A Convertible Participating Preferred Stock of Kinetic Concepts, Inc.
10.8	Agreement Among Shareholders, dated as of November 5, 1997 (filed as Exhibit 10.26 on Form S-4, filed on December 19, 1997).
10.9	Joinder and Amendment Agreement, dated as of June 25, 2003.
*10.10	Waiver and Consent, effective as of September 27, 2002.
*10.11	Amendment and Waiver, dated as of August 11, 2003.
10.12	KCI Employee Benefits Trust Agreement (filed as Exhibit 10.21 to our Annual Report on Form 10-K/A, dated December 31, 1996).
10.13	Deferred Compensation Plan (filed as Exhibit 99.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 1995).
10.14	Kinetic Concepts, Inc. Senior Executive Stock Option Plan (filed as Exhibit 10.31 to our Annual Report on Form 10-K for the year ended December 31, 1996).
10.15	Form of Option Instrument with respect to Senior Executive Stock Option Plan (filed as Exhibit 10.32 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.16	Kinetic Concepts Management Equity Plan effective October 2, 1997 (filed as Exhibit 10.33 to our Annual Report on Form 10-K for the year ended December 31, 1997).
10.17	Form of Option Instrument with Respect to the Kinetic Concepts, Inc. Management Equity Plan (filed as Exhibit 10.14 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.18	Director Equity Agreement, dated May 12, 1998, between KCI and Charles N. Martin (filed as Exhibit 10.8 to our Annual Report on Form 10-K for the year ended December 31, 1998).
10.19	Kinetic Concepts, Inc. CEO Special Bonus Plan (filed as Exhibit 10.12 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.20	Kinetic Concepts, Inc. 2000 Special Bonus Plan (filed as Exhibit 10.13 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.21	Employee Benefits Trust Agreement, by and between the Company and Keith D. Thatcher, dated September 1, 1992 (filed as Exhibit 10.21 to our Annual Report on Form 10-K/A, dated December 31, 1994).
10.22	Letter, dated March 28, 2000, from KCI to Dennert O. Ware outlining the terms of his employment (filed as Exhibit 10.12 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).
10.23	Letter, dated November 22, 1994, from KCI to Christopher M. Fashek outlining the terms of his employment (filed as Exhibit 10.23 to our Annual Report on Form 10-K/A, dated December 31, 1994).
10.24	Settlement Agreement, by and among the Company and certain of its subsidiaries and shareholders and Hillenbrand Industries, Inc. and certain of its subsidiaries and shareholders, dated December 31, 2002 (filed as Exhibit 10.16 to our Annual Report on Form 10-K for the year ended December 31, 2002).
**10.25	Exhibits to Supplier Agreement, dated September 1, 2001, between Novation, LLC and KCI USA, Inc. (Supplier Agreement filed as Exhibit 10.16 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.)

10.26	Therapeutic Specialty Beds, Therapeutic Surfaces & Related Products Supplier Agreement, dated effective September 1, 2001 between Novation, LLC and KCI USA, Inc., as amended by that certain Amendment of Agreement (MS 10730), dated effective May 13, 2002 (filed as Exhibit 10.16 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2001).
*10.27	Standard Office Building Lease Agreement, dated July 31, 2002 between CKW San Antonio, L.P. d/b/a San Antonio CKW, L.P. and Kinetic Concepts, Inc. for the lease of approximately 138,231 square feet of space in the building located at 8023 Vantage Drive, San Antonio, Bexar County, Texas 78230.
**10.28	Amended and Restated Manufacturing Agreement, by and between the Company and Avail Medical Products, Inc., dated December 18, 2002.
*10.29	First Amended and Restated Management Services Agreement, dated as of August 11, 2003, among KCI, Dr. James Leininger, Blum Capital Partners, L.P., Blum Strategic GP II, L.L.C., Fremont Partners, L.L.C. and Fremont Partners III, L.L.C.
**10.30	License Agreement, dated effective October 6, 1993, between Wake Forest University and Kinetic Concepts, Inc., as amended by that certain Amendment to License Agreement, dated October 6, 1993, dated to be effected as of July 1, 2000.
*12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
21.1	List of Subsidiaries (filed as Exhibit 21.1 to our Annual Report on Form 10-K for the year ended December 31, 2002).
*23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
*23.2	Consent of Cox & Smith Incorporated (included in Exhibit 5.2).
*23.3	Consent of Ernst & Young LLP.
*24.1	Power of Attorney (included in signature page).
*25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, as trustee under the Indenture, dated as of August 11, 2003, by and among KCI, as Issuer, the Guarantors and U.S. Bank National Association, as trustee.
*99.1	Form of Letter of Transmittal.
*99.2	Form of Notice of Guaranteed Delivery.
*99.3	Form of Letter to Clients.
*99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

*
Exhibits filed with Registration Statement on Form S-4, filed on September 29, 2003.

**
Confidential treatment requested on certain portions of this exhibit. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KINETIC CONCEPTS, INC.
By:	*
Name:	Robert Jaunich II
Title:	Chairman of the Board of Directors

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* ROBERT JAUNICH II	Chairman of the Board of Directors	October 24, 2003
* DENNERT O. WARE	Director, President and Chief Executive Officer (Principal Executive Officer)	October 24, 2003
* MARTIN J. LANDON	Vice President and Chief Financial Officer—Acting (Principal Financial and Principal Accounting Officer)	October 24, 2003
* JAMES R. LEININGER, M.D.	Director, Chairman Emeritus	October 24, 2003
* JOHN P. BYRNES	Director	October 24, 2003
* RONALD W. DOLLENS	Director	October 24, 2003
* JAMES T. FARRELL	Director	October 24, 2003

* HARRY R. JACOBSON, M.D.	Director	October 24, 2003
N. COLIN LIND	Director	October 24, 2003
* DAVID J. SIMPSON	Director	October 24, 2003
* C. THOMAS SMITH	Director	October 24, 2003
* DONALD E. STEEN	Director	October 24, 2003
*By:	/s/ DENNIS E. NOLL DENNIS E. NOLL	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI USA, INC.
By:	*
Name:	Christopher M. Fashek
Title:	President & Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Christopher M. Fashek	President & Chief Executive Officer (Principal Executive Officer)	October 24, 2003
* Keith R. Jones	Vice President—Finance (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennert O. Ware	Director	October 24, 2003
* Dennis E. Noll	Director	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI HOLDING COMPANY, INC.
By:	*
Name:	Dennert O. Ware
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Dennert O. Ware	Director and President (Principal Executive Officer)	October 24, 2003
* Martin J. Landon	Vice President & Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennis E. Noll	Director	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI LICENSING, INC.
By:	*
Name:	Christopher M. Fashek
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Christopher M. Fashek	President (Principal Executive Officer)	October 24, 2003
* Martin J. Landon	Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennert O. Ware	Director	October 24, 2003
* Dennis E. Noll	Director	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI INTERNATIONAL, INC.
By:	*
Name:	Jörg Menten
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Jörg Menten	President (Principal Executive Officer)	October 24, 2003
* Martin J. Landon	Vice President & Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennert O. Ware	Director	October 24, 2003
* Dennis E. Noll	Director	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI PROPERTIES LIMITED
By:	*
Name:	Dennert O. Ware
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Dennert O. Ware	Manager and President (Principal Executive Officer)	October 24, 2003
* Martin J. Landon	Vice President & Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennis E. Noll	Manager	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI REAL PROPERTY LIMITED
By:	*
Name:	Dennert O. Ware
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Dennert O. Ware	Manager and President (Principal Executive Officer)	October 24, 2003
* Martin J. Landon	Vice President & Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennis E. Noll	Manager	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI REAL HOLDINGS, L.L.C.
By:	*
Name:	Dennert O. Ware
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Dennert O. Ware	Manager and President (Principal Executive Officer)	October 24, 2003
* Lulu Olson	Vice President & Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennis E. Noll	Manager	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

KCI USA REAL HOLDINGS, L.L.C.
By:	*
Name:	Dennert O. Ware
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Dennert O. Ware	Manager and President (Principal Executive Officer)	October 24, 2003
* Lulu Olson	Vice President & Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennis E. Noll	Manager	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, Texas, on October 24, 2003.

MEDCLAIM, INC.
By:	*
Name:	Dennert O. Ware
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Dennert O. Ware	Director and President (Principal Executive Officer)	October 24, 2003
* Martin J. Landon	Executive Vice President & Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2003
* Dennis E. Noll	Director	October 24, 2003
*By:	/s/ DENNIS E. NOLL Dennis E. Noll	Attorney-in-fact	October 24, 2003

Exhibit Index

Exhibit No.	Exhibit
*3.1	Restated Articles of Incorporation (with Amendments) of KCI.
*3.2	Articles of Amendment to the Amended and Restated Articles of Incorporation of KCI.
*3.3	Second Amended and Restated By-Laws of KCI.
3.4	Certificate of Incorporation of KCI Holding Company, Inc. (filed as Exhibit 3.7 on Form S-4, filed on December 19, 1997).
3.5	By-laws of KCI Holding Company, Inc. (filed as Exhibit 3.8 on Form S-4, filed on December 19, 1997).
*3.6	Certificate of Formation of KCI Real Holdings, L.L.C.
*3.7	Limited Liability Company Agreement of KCI Real Holdings, L.L.C.
3.8	Certificate of Incorporation of KCI International, Inc.
3.9	By-Laws of KCI International, Inc.
*3.10	Certificate of Incorporation of KCI Licensing, Inc.
*3.11	By-Laws of KCI Licensing, Inc.
*3.12	Certificate of Limited Partnership of KCI Properties Limited.
*3.13	Limited Partnership Agreement of KCI Properties Limited.
*3.14	Certificate of Limited Partnership of KCI Real Property Limited.
*3.15	Limited Partnership Agreement of KCI Real Property Limited.
3.16	Certificate of Incorporation of KCI USA, Inc., as successor to KCI Therapeutic Services, Inc. (filed as Exhibit 3.19 on Form S-4, filed on December 19, 1997).
3.17	By-Laws of KCI USA, Inc. as successor to KCI Therapeutic Services, Inc. (filed as Exhibit 3.20 on Form S-4, filed on December 19, 1997).
*3.18	Certificate of Formation of KCI USA Real Holdings, L.L.C.
*3.19	Limited Liability Company Agreement of KCI USA Real Holdings, L.L.C.
*3.20	Articles of Incorporation of Medclaim, Inc.
*3.21	By-Laws of Medclaim, Inc.
*4.1	Indenture, dated as of August 11, 2003, among KCI, as Issuer, the Guarantors, and U.S. Bank National Association, as Trustee.
*4.2	Form of Series B 7 3/8% Senior Subordinated Notes due 2013 (included in Exhibit 4.1).
*5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*5.2	Opinion of Cox & Smith Incorporated with respect to the new notes.
5.3	Opinion of James, McElroy & Diehl, P.A.
*10.1	Registration Rights Agreement, dated as of August 11, 2003, among KCI, as Issuer, the Guarantors, and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Scotia Capital (USA) Inc., and Wells Fargo Securities, LLC, as Placement Agents.
*10.2	Credit Agreement, dated as of August 11, 2003.
*10.3	Guarantee and Collateral Agreement, dated as of August 11, 2003.
*10.4	Security and Control Agreement, dated as of August 11, 2003, among KCI, U.S. Bank National Association, as Trustee, and U.S. Bank National Association, as Securities Intermediary.
*10.5	Series A Preferred Stock Purchase Agreement, dated as of August 11, 2003, among KCI, the Non-Sponsor Investors, the Sponsor Investors and the Director Investors.
*10.6	Investors' Rights Agreement, dated as of August 11, 2003, among KCI, the Non-Sponsor Investors, the Sponsor Investors and the Director Investors.
*10.7	Statement of Designations, Preferences and Rights of the Series A Convertible Participating Preferred Stock of Kinetic Concepts, Inc.
10.8	Agreement Among Shareholders, dated as of November 5, 1997 (filed as Exhibit 10.26 on Form S-4, filed on December 19, 1997).

10.9	Joinder and Amendment Agreement, dated as of June 25, 2003.
*10.10	Waiver and Consent, effective as of September 27, 2002.
*10.11	Amendment and Waiver, dated as of August 11, 2003.
10.12	KCI Employee Benefits Trust Agreement (filed as Exhibit 10.21 to our Annual Report on Form 10-K/A, dated December 31, 1996).
10.13	Deferred Compensation Plan (filed as Exhibit 99.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 1995).
10.14	Kinetic Concepts, Inc. Senior Executive Stock Option Plan (filed as Exhibit 10.31 to our Annual Report on Form 10-K for the year ended December 31, 1996).
10.15	Form of Option Instrument with respect to Senior Executive Stock Option Plan (filed as Exhibit 10.32 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.16	Kinetic Concepts Management Equity Plan effective October 2, 1997 (filed as Exhibit 10.33 to our Annual Report on Form 10-K for the year ended December 31, 1997).
10.17	Form of Option Instrument with Respect to the Kinetic Concepts, Inc. Management Equity Plan (filed as Exhibit 10.14 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.18	Director Equity Agreement, dated May 12, 1998, between KCI and Charles N. Martin (filed as Exhibit 10.8 to our Annual Report on Form 10-K for the year ended December 31, 1998).
10.19	Kinetic Concepts, Inc. CEO Special Bonus Plan (filed as Exhibit 10.12 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.20	Kinetic Concepts, Inc. 2000 Special Bonus Plan (filed as Exhibit 10.13 to our Annual Report on Form 10-K for the year ended December 31, 2000).
10.21	Employee Benefits Trust Agreement, by and between the Company and Keith D. Thatcher, dated September 1, 1992 (filed as Exhibit 10.21 to our Annual Report on Form 10-K/A, dated December 31, 1994).
10.22	Letter, dated March 28, 2000, from KCI to Dennert O. Ware outlining the terms of his employment (filed as Exhibit 10.12 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).
10.23	Letter, dated November 22, 1994, from KCI to Christopher M. Fashek outlining the terms of his employment (filed as Exhibit 10.23 to our Annual Report on Form 10-K/A, dated December 31, 1994).
10.24	Settlement Agreement, by and among the Company and certain of its subsidiaries and shareholders and Hillenbrand Industries, Inc. and certain of its subsidiaries and shareholders, dated December 31, 2002 (filed as Exhibit 10.16 to our Annual Report on Form 10-K for the year ended December 31, 2002).
**10.25	Exhibits to Supplier Agreement, dated September 1, 2001, between Novation, LLC and KCI USA, Inc. (Supplier Agreement filed as Exhibit 10.16 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.)
10.26	Therapeutic Specialty Beds, Therapeutic Surfaces & Related Products Supplier Agreement, dated effective September 1, 2001 between Novation, LLC and KCI USA, Inc., as amended by that certain Amendment of Agreement (MS 10730), dated effective May 13, 2002 (filed as Exhibit 10.16 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2001).
*10.27	Standard Office Building Lease Agreement, dated July 31, 2002 between CKW San Antonio, L.P. d/b/a San Antonio CKW, L.P. and Kinetic Concepts, Inc. for the lease of approximately 138,231 square feet of space in the building located at 8023 Vantage Drive, San Antonio, Bexar County, Texas 78230.
**10.28	Amended and Restated Manufacturing Agreement, by and between the Company and Avail Medical Products, Inc., dated December 18, 2002.

*10.29	First Amended and Restated Management Services Agreement, dated as of August 11, 2003, among KCI, Dr. James Leininger, Blum Capital Partners, L.P., Blum Strategic GP II, L.L.C., Fremont Partners, L.L.C. and Fremont Partners III, L.L.C.
**10.30	License Agreement, dated effective October 6, 1993, between Wake Forest University and Kinetic Concepts, Inc., as amended by that certain Amendment to License Agreement, dated October 6, 1993, dated to be effected as of July 1, 2000.
*12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
21.1	List of Subsidiaries (filed as Exhibit 21.1 to our Annual Report on Form 10-K for the year ended December 31, 2002).
*23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
*23.2	Consent of Cox & Smith Incorporated (included in Exhibit 5.2).
*23.3	Consent of Ernst & Young LLP.
*24.1	Power of Attorney (included in signature page).
*25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, as trustee under the Indenture, dated as of August 11, 2003, by and among KCI, as Issuer, the Guarantors and U.S. Bank National Association, as trustee.
*99.1	Form of Letter of Transmittal.
*99.2	Form of Notice of Guaranteed Delivery.
*99.3	Form of Letter to Clients.
*99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

*
Exhibits filed with Registration Statement on Form S-4, filed on September 29, 2003.

**
Confidential treatment requested on certain portions of this exhibit. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS
SIGNATURES
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Exhibit Index